EXHIBIT 10.51

                    AMENDMENT NO. 1 TO EMPLOYMENT AGREEMENT

                  This is an Amendment No. 1, dated January 28, 1999 (the "Amendment No. 1"), to an Employment Agreement dated October 1, 1998 (the "Employment Agreement"), between Plasma-Therm, Inc., a Florida corporation (the "Company"), and Jay N. Sasserath (the "Employee").

                                   BACKGROUND

                  WHEREAS, the Employee is currently employed by the Company pursuant to the terms of the Employment Agreement. The parties wish to amend the Employment Agreement to reflect changes in Section 4.2.

                  NOW, THEREFORE, the parties hereto intending to be legally bound hereby, and in consideration of the mutual covenants herein contained, agree as follows:

                                      TERMS

                  1. The foregoing recitals are true and correct and incorporated herein by reference. Any capitalized terms used but not defined herein shall have the same meaning ascribed to them in the Employment Agreement.

                  2. The Employment Agreement is hereby amended by revising
Section 4.2 to read in its entirety as follows:

                     An annual bonus based on one percent (1%) of fiscal year Net Earnings, as defined by Company policy, to be paid on a quarterly basis and reconciled at year end, not to exceed $100,000.00 annually.

                  3. Except as specifically set forth above, the Employment Agreement shall remain in full force and effect.

                  4. This Amendment No. 1 may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one document.

                  5. This Amendment No. 1 contains the final, complete, and exclusive expression of the parties' understanding and agreement concerning the matters contemplated herein and supersedes any prior or contemporaneous agreement of representation, oral or written, among them.

                  6. This instrument shall be binding upon, and shall inure to the benefit of, each of the parties' respective personal representatives, heirs, successors, and assigns.


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                  7. This instrument shall be governed by, and construed and enforced in accordance with, the laws of the State of Florida.

                  IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 on the day and year first written above.

                                     PLASMA-THERM, INC.

                                     /s/ RONALD S. DEFERRARI
                                     -------------------------------------------
                                     Ronald S. DeFerrari
                                     President and Chief Executive Officer


                                     Employee

                                     /s/ JAY N. SASSERATH
                                     -------------------------------------------
                                     Jay N. Sasserath